UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report:  August 8, 2002
(Date of earliest event reported:  August 8, 2002)

KINDER MORGAN MANAGEMENT, LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-16459 (Commission File Number)	76-0669886 (I.R.S. Employer Identification No.)

500 Dallas Street, Suite 1000
Houston, Texas 77002
(Address of principal executive offices, including zip code)

713-369-9000
(Registrant’s telephone number, including area code)

Item 9.  Regulation FD Disclosure.

In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

On August 8, 2002, the Chairman and Chief Executive Officer and Vice President and Chief Financial Officer of Kinder Morgan Management, LLC executed certifications in connection with the Form 10-Q of Kinder Morgan Management, LLC for the period ending June 30, 2002 pursuant to the Sarbanes-Oxley Act of 2002. Copies of such certifications are included herewith as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

c)	Exhibits.

The following material is furnished pursuant to Item 9. as an exhibit to this Current Report on Form 8-K.

Exhibit Number	Description

99.1	Officer Certifications dated August 8, 2002 pursuant to the Sarbanes-Oxley Act of 2002

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINDER MORGAN, INC.

Dated: August 8, 2002	By:	/s/	JOSEPH LISTENGART
Joseph Listengart Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Officer Certifications dated August 8, 2002 pursuant to the Sarbanes-Oxley Act of 2002